                                AMENDMENT NO. __
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 1, 1996, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, Allstate Life Insurance Company of New York, a New York life insurance company, and Allstate Life Financial Services, Inc., a Delaware corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

  FUNDS AVAILABLE UNDER THE POLICIES    SEPARATE ACCOUNTS UTILIZING THE FUNDS         CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
-------------------------------------   -------------------------------------   ----------------------------------------------------
           SERIES I SHARES

AIM V.I. Aggressive Growth Fund         Allstate Life of New York Separate      -    Individual and Group Flexible Premium Deferred
AIM V.I. Balanced Fund                  Account A                                    Variable Annuity Contracts
AIM V.I. Basic Value Fund                                                       -    AIM Lifetime America Classic NY
AIM V.I. Blue Chip Fund                                                         -    AIM Lifetime America Regal NY
AIM V.I. Capital Appreciation Fund                                              -    AIM Lifetime America Freedom NY
AIM V.I. Capital Development Fund                                               -    Allstate Provider Ultra VA NY
AIM V.I. Core Equity Fund                                                       -    Allstate Custom Portfolio Plus (HSBC version)
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Diversified Income Fund
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund                    Allstate Life of New York Variable      -    Consultant Accumulator VUL
AIM V.I. High Yield Fund                Life Separate Account A                 -    Consultant Protector VUL
AIM V.I. International Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. New Technology Fund
AIM V.I. Premier Equity Fund

           SERIES II SHARES

AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund
AIM V.I. International Growth Fund
AIM V.I. Money Market Fund
AIM V.I. Premier Equity Fund

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: December 18, 2002.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Nancy L. Martin             By: /s/ Carol F. Relihan
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Carol F. Relihan
Title: Assistant Secretary              Title: Senior Vice President

(SEAL)


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin             By: /s/ Michael J. Cemo
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Michael J. Cemo
Title: Assistant Secretary              Title: President

(SEAL)


                                        ALLSTATE LIFE INSURANCE COMPANY OF
                                        NEW YORK


Attest: /s/ Kari Stanway                By: /s/ Timothy N. Vander Pas
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)


                                        ALLSTATE LIFE FINANCIAL SERVICES, INC.


Attest: /s/ Kari Stanway                By: /s/ John R. Hunter
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)


                                  Page 2 of 2